UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 20, 2011

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On July 21, 2011, Rambus Inc. (“the Company”) issued a press release announcing results for the quarter ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

    The information under Item 2.02 in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03 - Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in connection with a settlement agreement, on January 19, 2010, the Company and Samsung Electronics Co., Ltd. ("Samsung") entered into a Stock Purchase Agreement dated January 19, 2010 (the "Stock Purchase Agreement"), pursuant to which Samsung purchased from the Company 9,576,250 shares of common stock of the Company (the "Shares"), for an aggregate of $200,000,000 in cash, at a price per share equal to $20.885.  A copy of the Stock Purchase Agreement was filed by the Company as Exhibit 10.3 to the Company's Form 10-Q for the period ended March 31, 2010, and is incorporated by reference herein.  The Stock Purchase Agreement provides Samsung a one-time put right (the "Put Right"), beginning 18 months after the date of the Stock Purchase Agreement and extending to 19 months after the date of the Stock Purchase Agreement, to elect to sell back to the Company up to 4,788,125 of the Shares at the original issue price of $20.885 per share (for an aggregate purchase price of up to $100,000,000).

    On July 20, 2011, Samsung provided the Company with notice (the "Put Notice") that it was exercising the Put Right pursuant to the terms of the Stock Purchase Agreement to sell back to the Company all of the 4,788,125 Shares subject to the Put Right.  The Company has up to 30 days from the receipt of the Put Notice to purchase and pay for the 4,788,125 Shares, and intends to close the transaction on or about the 30th day, which is August 19, 2011.  The Company has the right under the Stock Purchase Agreement to accelerate such closing date prior to the 30th day.  The Company intends to fund the purchase of the Shares with available cash.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2011	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated July 21, 2011.